UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2011

Green Equity Holdings, Inc.
(Exact Name of registrant as specified in charter)

Nevada	001-52396	20-2889663
(State of	(Commission	(I.R.S. Employer
incorporation	File No.)	Identification No.)
or
organization)

1015 W. Newport Center Drive
Suite 105
Deerfield Beach, FL 33442
(Address of Principal Executive Offices, Including Zip Code)

(954) 573-1709
(Registrant's Telephone Number, Including Area Code)
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 26, 2011, the Company appointed David N. Eliff, CPA as Vice President and CFO.

Mr. Eliff currently does not have any employment agreement or other compensatory agreement in place with the Company, and is not presently being compensated for his service as an officer of the Company.

The Registrant has not entered into any transactions with Mr. Eliff described in Item 404(a) of Regulation S-K. Further, Mr. Eliff was not appointed pursuant to any arrangement or understanding between Mr. Eliff and any other person.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated April 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Equity Holdings, Inc.
(Registrant)

April 29, 2011	By: /s/ Jesse Q. Ozbolt
Jesse Q. Ozbolt
President & CEO,